UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 29, 2023, Mayer Hoffman McCann P.C. (“MHM”), Blue Water Biotech, Inc.’s (the “Company”) independent registered public accounting firm, informed the Company that it resigned, effective June 29, 2023.

MHM audited the Company’s financial statements as of and for the years ended December 31, 2022 and 2021. MHM’s audit reports on the Company’s financial statements as of, and for the fiscal years ended December 31, 2022 and 2021, dated March 8, 2023, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through July 6, 2023, there were no disagreements between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements for such periods.

During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through July 6, 2023, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v), except as previously disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), MHM identified a material weakness in internal controls in connection with a lack of staff (a) to maintain optimal segregation of duties and to provide optimal levels of oversight in order to process financial information in a timely manner, analyze and account for complex, non-routine transactions, and prepare financial statements and (b) to timely identify, approve or report related party transactions. The Company is taking steps to remediate that material weakness.

The Company has provided MHM with a copy of the above disclosures and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from MHM is filed herewith as Exhibit 16.1.

(b) On July 6, 2023, the Audit Committee appointed EisnerAmper LLP (“EA”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and related interim periods. The decision to engage EA was approved by the Company’s Audit Committee of the Board of Directors. During the Company’s two most recent fiscal years and the subsequent interim period through July 6, 2023, the Company did not consult EA with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
16.1	Letter from Mayer Hoffman McCann P.C., dated July 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Biotech, Inc.

Date: July 6, 2023	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer